                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Form 8-K/A-1

                                 CURRENT REPORT

                       Pursuant to Section l3 or l5(d) of
                      the Securities Exchange Act of l934


Date of Report (Date of
earliest event reported):   January 27, 1995



                          Commonwealth Edison Company
             (Exact name of registrant as specified in its charter)


    Illinois                     1-1839                        36-0938600
(State or other                (Commission                    (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)



37th Floor, 10 South Dearborn Street,
Post Office Box 767, Chicago, Illinois                              60690-0767
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number,
including area code:                                            (312) 394-4321

     The purpose of this Amendment No. 1 is to amend the exhibits to the Registrant's (Commonwealth Edison Company) Current Report on Form 8-K dated January 27, 1995, by refiling those exhibits in their entirety.



Item 7.   Financial Statements, Pro Forma Financial
-------   Information and Exhibits
          -----------------------------------------

          (c)  Exhibits
               --------

     (23) Consent of Independent Public Accountants

     (27) Financial Data Schedule of Commonwealth Edison Company


     (99) Commonwealth Edison Company and Subsidiary Companies -Certain Financial Information as of and for the Year Ended December 31, 1994:

          --Management's Discussion and Analysis of Financial
              Condition and Results of Operations
          --Report of Independent Public Accountants
          --Statements of Consolidated Income
          --Consolidated Balance Sheets
          --Statements of Consolidated Capitalization
          --Statements of Consolidated Retained Earnings
          --Statements of Consolidated Premium on Common Stock
              and Other Paid-in Capital
          --Statements of Consolidated Cash Flows
          --Notes to Financial Statements

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Commonwealth Edison Company
                                      (Registrant)


                              By:    David A. Scholz
                                  ---------------------
                                      David A. Scholz
                                         Secretary


Date:  March 24, 1995

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION OF EXHIBIT
------                  ----------------------



  23        Consent of Independent Public Accountants

  27        Financial Data Schedule of Commonwealth Edison
            Company

  99 Commonwealth Edison Company and Subsidiary Companies - Certain Financial Information as of and for the Year Ended December 31, 1994:

            --Management's Discussion and Analysis of Financial
                Condition and Results of Operations
            --Report of Independent Public Accountants
            --Statements of Consolidated Income
            --Consolidated Balance Sheets
            --Statements of Consolidated Capitalization
            --Statements of Consolidated Retained Earnings
            --Statements of Consolidated Premium on Common Stock
                and Other Paid-in Capital
            --Statements of Consolidated Cash Flows
            --Notes to Financial Statements